                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 4, 2001


                         AMERICAN BIO MEDICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           New York                    0-28666                  14-1702188
-----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)



              122 Smith Road, Kinderhook, NY              12106
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

             On October 4, 2001, the registrant selected PricewaterhouseCoopers, LLP to act as its independent accountants and discharged its prior auditors, Richard A. Eisner & Company, LLP. In connection with its audits for each of the two years in the period ended April 30, 2001 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the registrant's financial statements for each of the two years in the period ended April 30, 2001 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. However, their report contained explanatory language regarding the uncertainty of the Company's ability to continue as a going concern. The decision to change accountants was approved by the Board of Directors of the registrant on October 2, 2001. The prior auditors have furnished the registrant with a letter addressed to the Securities and Exchange Commission stating their agreement with the above statements. This letter is attached.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (b)  Exhibits.

               The following exhibits are filed with this report on Form 8-K:

               10 Letter of Richard A. Eisner & Company, LLP regarding change in certifying accountant




























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN BIO MEDICA CORPORATION
                                              (Registrant)


Dated:  October 9, 2001                       By: /s/ Keith E. Palmer
                                                  ----------------------------
                                                  Keith E. Palmer
                                                  Chief Financial Officer



































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                                  Exhibit Index


Exhibit No.                   Description                             Page No.
-----------                   -----------                             --------

   10             Letter of Richard A. Eisner & Company, LLP             5
                  regarding change in certifying accountant



































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